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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of THE SECURITIES
                              EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 2, 2000
                                                           -----------


                            SC NEW HAVEN CORPORATION
                     (formerly known as Starter Corporation)
   --------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



         Delaware                       011-11812                06-0872266
-----------------------------    ------------------------ ----------------------
       (State or other           (Commission File Number)      (IRS Employer
 jurisdiction of Incorporation)                           Identification Number)



c/o Acorn, 700 State Street, Suite 302, Granite Square, New Haven, CT   06511
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          (Address of principal executive offices)                    (Zip Code)



        Registrant's telephone number, including area code (203) 562-6422
                                                           --------------





                        This document consists of 4 pages
                         Exhibit Index appears at Page 4


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Item 5.  Other Events

         As previously disclosed, on April 19, 1999, under its former name Starter Corporation, SC New Haven Corporation (the "Company") and its subsidiaries filed petitions under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court in Wilmington, Delaware (the "Court").

         On May 2, 2000, the Court entered an order that, among other things, cancelled all of the Company's issued and outstanding capital stock.

         A copy of the May 2, 2000  Court  Order is  attached  hereto as Exhibit
99.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)       Exhibits

         99.2 Order confirming Debtor's Second Amended Joint Plan of Liquidation as Modified, dated May 2, 2000



                                       -2-

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          SC NEW HAVEN CORPORATION



Date: August 10, 2000                      By: /s/ Gary Letendre
                                               -------------------------------
                                           Name:  Gary Letendre
                                           Title: Bankruptcy Plan Administrator




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                                  EXHIBIT INDEX

Exhibit No.
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         99.2     Order confirming Debtor's Second Amended Joint Plan of
                  Liquidation as Modified, dated May 2, 2000








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